NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

CONVERTIBLE PROMISSORY NOTE

CHATAND, INC.

THIS CONVERTIBLE PROMISSORY NOTE is a duly authorized and validly issued Convertible Promissory Note of chatAND, Inc., a Nevada corporation, having its principal place of business at 244 5th Avenue, Suite C68, New York, New York 10001 (the “Company”) designated as its Convertible Promissory Note ( the “Note”).

FOR VALUE RECEIVED, the Company promises to pay to Paul Packer with a principal address of 1239 Veeder Dr., Hewlett, NY 11557, or its assigns (“Holder”), pursuant to the terms hereunder, the principal sum of $50,000 on or before December 31, 2016 (the “Maturity Date”). The Company further promises to pay interest on the outstanding principal from the date hereof until payment in full at the rate of ten percent (10%) per annum and such interest shall be due at the Maturity Date. This Note is subject to the following additional provisions:

Section 1. Repayment and Additional Grants. The Company may repay this Note to Holder, in whole or in part, at any time. In addition, Holder may convert this Note, including any interest due and payable, in whole or in part, pursuant to Section 2 below. As an additional inducement to Holder to enter into the Note, the Company to issue to the Holder the Warrant to Purchase Shares of Common Stock substantially in the form attached hereto as Exhibit A.

Section 2. Conversion.

(a) Conversion Right. At any time during which either principal or interest remain outstanding under the Note, Holder shall have the right to convert the entire balance of the Note (including any unpaid interest) then outstanding into shares of common stock, at a conversion price of $0.01 per share (the “Conversion Price”); provided, however, if the Company raises any equity financing below the Conversion Price during the term of the Note, the Conversion Price shall be adjusted as set forth in Section 3 below.

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(b) Mechanics of Conversion.

(i) Conversion Shares Issuable Upon Conversion of Principal Amount. The number of shares of Common Stock issuable upon a conversion (the “Conversion Shares”) hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount and any accrued but unpaid interest under this Note to be converted by (y) the then applicable conversion price. All such Conversion Shares shall be “restricted securities” as such term is defined by the Securities Act.

(ii) Delivery of Certificate Upon Conversion. Not later than five (5) Trading Days after the Conversion date, the Company shall deliver, or cause to be delivered, to Holder, a certificate or certificates representing the Conversion Shares without restrictive legend, if applicable. “Trading Day” means any day during which the Company’s then current principal trading market shall be open for trading.

(iii) Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Note no less than one hundred percent (100%) of the number of shares required for such conversion. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

(iv) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such conversion, the Company shall round up to the next whole share.

(v) Ownership Limitation. Notwithstanding anything to the contrary contained in this Note, if at any time Holder shall or would be issued shares of Common Stock, but such issuance would cause Holder (together with its affiliates) to beneficially own a number of shares exceeding 9.99% of the number of shares of Common Stock outstanding on such date (the “Maximum Percentage”), then the Company will not issue to Holder the shares that would cause Holder to exceed the Maximum Percentage.

(c) Representations of Holder. Holder is, and will be at the time of any conversion under this Note, an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Holder to utilize the information available with respect to the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Holder has the authority and is duly and legally qualified to purchase and own shares of the Company. Holder is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

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Section 3. Certain Adjustments and Covenants.

(a) Adjustment of Conversion Price upon Issuance of Common Stock. Except with respect to Excluded Securities, if and whenever during the term of this Note the Company issues or sells Common Stock, options for common stock, or convertible securities for a consideration per share (the “New Conversion Price”) less than a price equal to the Conversion Price in effect immediately prior to such issue, conversion, or sale or deemed issuance or sale (such Conversion Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Conversion Price. For the avoidance of doubt, if the New Conversion Price is greater than the Applicable Price, there shall be no adjustment to the Conversion Price. For the purposes of this Section 3(a), “Excluded Securities” means any shares of Common Stock, options, restricted stock units or convertible securities issued or issuable (i) in connection with any approved stock plan and (ii) in connection with mergers, acquisitions, strategic licensing arrangements, strategic business partnerships or joint ventures, in each case with non-affiliated third parties and otherwise on an arm’s-length basis, the purpose of which is not to raise additional capital. Notwithstanding the foregoing, any Common Stock issued or issuable to raise capital for the Company or its subsidiaries, directly or indirectly, in connection with any transaction contemplated by clause (ii) above, including, without limitation, securities issued in one or more related transactions or that result in similar economic consequences, shall not be deemed to be Excluded Securities. Provided, however, any and all rights of Holder under this Section 3(a) shall immediately expire if and when the Company if and when the Company’s common stock becomes listed or quoted on a “national securities exchange” within the meaning of Section 6 of the Securities Exchange Act of 1934, as amended.

(b) Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.

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(c) Fundamental Transaction. If, at any time while this Note is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another entity of any kind, (B) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another entity, person, or group of either) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, Holder of one (1) share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. The Company shall use commercially reasonable efforts to ensure the holding period under Rule 144(d) of the Securities Act is maintained on behalf of Holder under the Note in the event of a Fundamental Transaction.

(d) Notice to Holder. Whenever the conversion price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to each Holder a notice setting forth the Conversion price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

Section 4. Events of Default.

(a) “Event of Default” means, wherever used herein, any of the following events:

(i) any default in the payment of (A) the principal amount of any Note or (B) liquidated damages and other amounts owing to a Holder on any Note, as and when the same shall become due and payable (whether on a conversion date or the Maturity Date or by acceleration or otherwise) which default, is not cured within ten (10) Trading Days;

(ii) the Company shall fail to observe or perform any other covenant or agreement contained in the Note which failure is not cured, if possible to cure, within ten (10) Trading Days after notice of such failure sent by Holder or by any other Holder; or

(iii) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and such petition or proceedings shall not have been dismissed within ninety (90) days of the filing thereof.

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(b) Remedies Upon Event of Default. If any Event of Default occurs, the outstanding principal amount of this Note, plus other amounts owing in respect thereof through the date of acceleration, shall become, at the election of Holder’s of the majority in principal amount of the Notes then outstanding, immediately due and payable in cash or as otherwise specified herein. From the date of the Event of Default then the default interest shall be payable at fifteen percent (15%) per annum.

Section 5. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries to be provided by the Company, or by Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the respective Company or Holder, at the address set forth above. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature page, (ii) the second Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iii) upon actual receipt by the party to whom such notice is required to be given.

(b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

(c) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

(d) Waiver. Any waiver by the Company or Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. Any waiver by the Company or Holder must be in writing.

(e) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances

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(f) Next Trading Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Trading Day, such payment shall be made on the next succeeding Trading Day.

(g) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

(h) Assumption. Any successor to the Company or any surviving entity in a Fundamental Transaction shall assume, prior to such Fundamental Transaction, all of the obligations of the Company under this Note pursuant to written agreements in form and substance satisfactory to Holder (such approval not to be unreasonably withheld or delayed).

(i) Assignability. This Note shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Holder and Holder’s successors and assigns. This Note shall not be assigned by either the Company or Holder without the prior written consent of the other party.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused this Note to be executed by a duly authorized officer as of the 31st day of December, 2015.

CHATAND, INC.

By:	/s/ Victoria Rudman
Name:	Victoria Rudman
Title:	Chief Financial Officer

AGREED TO AND ACKNOWLEDGE BY:

PAUL PACKER

By:	/s/ Paul Packer
Name:	Paul Packer

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EXHIBIT A

FORM OF WARRANT TO PURCHASE SHARES OF COMMON STOCK

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No. 19

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THIS WARRANT OR OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF SHALL BE VALID OR EFFECTIVE UNLESS SUCH TRANSFER IS MADE (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR (B) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE OR LOCAL SECURITIES LAW (INCLUDING WITHOUT LIMITATION THE DELIVERY OF A LEGAL OPINION FROM COUNSEL TO THE TRANSFEROR, REASONABLY SATISFACTORY, IF REQUESTED BY THE COMPANY). THIS WARRANT IS SUBJECT TO A RIGHT OF FIRST REFUSAL AND CERTAIN ADDITIONAL TRANSFER RESTRICTIONS AS SET FORTH HEREIN.

WARRANT TO PURCHASE SHARES OF COMMON STOCK
OF CHATAND, INC.
(Void December 31, 2020)

This certifies that Paul Packer with a location of 1239 Veeder Dr., Hewlett, NY 11557 or its permitted assigns (“Holder”), for value received, is entitled to purchase from chatAND, Inc., a Nevada corporation, with offices located at 244 5th Avenue, Suite C68, New York, New York 10001 (the “Company”), a maximum of 2,500,000 fully paid and nonassessable shares of the Company’s Common Stock, par value $0.00001 (the “Common Stock”) for an exercise price $0.02 per share, subject to adjustment as set forth herein, (the “Exercise Price”) at any time or from time to time up to and including 5:00 p.m. (Eastern Standard Time) on the Expiration Date (as defined below) (the “Warrant”) upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto as Exhibit A duly filled in and signed and upon payment of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions of Section 1 hereof.

By accepting this Warrant, Holder represents that Holder is, and will be at the time of any exercise under this Warrant, an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Holder to utilize the information available with respect to the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Holder has the authority and is duly and legally qualified to purchase and own shares of the Company. Holder is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

As used herein, “Expiration Date” shall mean the earlier of (i) five (5) years from the date of this Warrant, (ii) any merger or consolidation of the Company in which the Company is not the surviving entity and in which the Company’s stockholders of record as constituted immediately prior to such merger or consolidation will, immediately after such merger or consolidation, hold less than 50% of the voting power of the surviving or acquiring entity, (iii) the sale of all or substantially all of Company’s assets or (iv) if and when the Company’s common stock becomes listed or quoted on a “national securities exchange” within the meaning of Section 6 of the Securities Exchange Act of 1934, as amended..

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The Warrant is subject to the following terms and conditions:

1. Exercise; Issuance of Certificates; Payment for Shares.

(a) This Warrant is exercisable at the option of the Holder at any time, or from time to time, up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, together with the completed, executed Form of Subscription and payment made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor, for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder.

(b) Notwithstanding any provisions herein to the contrary and if at any time after the completion of the then-applicable holding period required by Rule 144 under the Securities Act, or any successor provision then in effect, there is no effective registration statement on file with the Securities and Exchange Commission registering, or no current prospectus available for, the resale of the Common Stock issuable under this Warrant by the Holder, the Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y - (A)(Y)
B

Where	X =	the number of shares of Common Stock to be issued to the Holder.

	Y =	the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

	A =	the Exercise Price.

	B =	the per share market value of one share of Common Stock.

2. Shares To Be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal, any state or applicable foreign securities laws with respect to such exercise.

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3. Restrictive Legends. Each certificate for Common Stock initially issued upon the exercise of this Warrant, and each certificate for Common Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS SUCH TRANSFER IS MADE (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (B) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE OR LOCAL SECURITIES LAW (INCLUDING WITHOUT LIMITATION THE DELIVERY OF A LEGAL OPINION FROM COUNSEL TO THE TRANSFEROR, REASONABLY SATISFACTORY, IF REQUESTED BY THE COMPANY).”

4. Closing of Books. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

5. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

6. Transfer of Warrants. Except for transfers of this Warrant (or of Common Stock received upon exercise of this Warrant) for estate planning purposes of the Holder (provided that any such transferee or assignee, prior to the completion of the sale, transfer or assignment shall have executed documents assuming the obligations of the Holder under this Warrant with respect to the transferred securities), the Holder may not transfer this Warrant nor any shares of Common Stock received upon exercise of this Warrant without the written consent of the Company.

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7. Certain Adjustments.

(a) Adjustment of Exercise Price upon Issuance of Common Stock. Except with respect to Excluded Securities, if and whenever during the term of this Warrant the Company issues or sells Common Stock, options for common stock, or convertible securities for a consideration per share (the “New Exercise Price”) less than a price equal to the Exercise Price in effect immediately prior to such issue, conversion, or sale or deemed issuance or sale (such Exercise Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Exercise Price. For the avoidance of doubt, if the New Exercise Price is greater than the Applicable Price, there shall be no adjustment to the Exercise Price. For the purposes of this Section 7(a), “Excluded Securities” means any shares of Common Stock, options, restricted stock units or convertible securities issued or issuable (i) in connection with any approved stock plan and (ii) in connection with mergers, acquisitions, strategic licensing arrangements, strategic business partnerships or joint ventures, in each case with non-affiliated third parties and otherwise on an arm’s-length basis, the purpose of which is not to raise additional capital. Notwithstanding the foregoing, any Common Stock issued or issuable to raise capital for the Company or its subsidiaries, directly or indirectly, in connection with any transaction contemplated by clause (ii) above, including, without limitation, securities issued in one or more related transactions or that result in similar economic consequences, shall not be deemed to be Excluded Securities. Provided, however, no adjustment shall occur under this Section 7(a) as a result of the issuance of that certain Convertible Promissory Note by the Company to Holder as of an even date herewith.

(b) Stock Dividends and Stock Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.

(c) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another entity of any kind, (B) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another entity, person, or group of either) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, Holder shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, Holder of one (1) share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. The Company shall use commercially reasonable efforts to ensure the holding period under Rule 144(d) of the Securities Act is maintained on behalf of Holder under this Warrant in the event of a Fundamental Transaction.

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8. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

9. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

10. Binding Effect on Successors. This Warrant shall be binding upon any entity succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder hereof.

11. Descriptive Headings and Governing Law. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall for all purposes be construed and interpreted in accordance with the laws of the State of New York, without regard to any conflict of law rule or principle that would give effect to the laws of another jurisdiction. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court located in the State of New York; (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, including, without limitation, any objection based on the assertion that such venue is an inconvenient forum; and (iii) irrevocably submit to the jurisdiction of such federal or state courts in the State of New York in any such suit, action or proceeding. All parties hereto agree that the mailing of any processing any suit, action or proceeding in accordance with the notice provisions of this Agreement shall constitute personal service thereof.

12. Lost Warrants. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company will make and deliver a new Warrant, of like tenor in lieu of the lost, stolen, destroyed or mutilated Warrant.

13. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The number of shares that shall be issued upon exercise of this Warrant shall be rounded to the nearest whole share.

14. Indemnification. Holder hereby agrees to indemnify and hold harmless the Company and its incorporators, officers, directors, employees and agents, and any of its professional advisors, and any corporation or entity affiliated with the Company, and their officers, directors, employees and agents, and any of their professional advisors, from and against any and all loss, damage, liability or expense (including reasonable attorneys’ fees) due to or arising out of a breach of any of the representations or warranties contained in this Warrant. This obligation shall survive the termination, expiration or exercise of this Warrant.

[SIGNATURE PAGE FOLLOWS]

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In Witness Whereof, chatAND, Inc. has caused this Warrant to be duly executed by its officers, thereunto duly authorized the 31st day of December 2015.

ChatAND, Inc.
a Nevada corporation

By:	/s/ Victoria Rudman .
Name:	Victoria Rudman
Title:	Chief Financial Officer

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EXHIBIT A

SUBSCRIPTION FORM

Date: _____________

chatAND, Inc.
244 5th Avenue

Suite C68

New York, NY 10001

Attn: Chief Executive Officer

Ladies and Gentlemen:

●	The undersigned hereby elects to exercise the warrant issued to it by chatAND, Inc. (the “Company”) and dated ________ _____, ____Warrant No. ____ (the “Warrant”) and to purchase thereunder _____________ shares of the Common Stock of the Company (the “Shares”) at a purchase price of [ ] ($____) per Share or an aggregate purchase price of ______________ Dollars ($________) and/or [Cashless Exercise Calculation] the (“Purchase Price”).

●	The undersigned represents that (i) the aforesaid common stock is being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such interest; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the common stock issuable upon exercise of this Warrant has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such common stock has not been registered under the Securities Act, it must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid common stock may not be sold pursuant to Rule 144 adopted under the Securities Act (“Rule 144”) unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of Rule 144 is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid common stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

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Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.

Very truly yours.

By:

Title:

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